Summary Prospectus July 11, 2016

Franklin K2 Global Macro Opportunities Fund

Franklin Alternative Strategies Funds

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated July 11, 2016, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Class R	Class R6	Advisor Class
FKMAX	FKMDX	FKMRX	FKMQX	FKMZX

Investment Goal

Capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 44 in the Fund's Prospectus and under “Buying and Selling Shares” on page 81 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	1.00%	None	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	2.05%	2.05%	2.05%	2.05%	2.05%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	None	None
Other expenses (total)[1]	2.60%	2.60%	2.60%	2.59%	2.60%
Other expenses of the Fund	2.10%	2.10%	2.10%	2.09%	2.10%
Other expenses of the Subsidiary	0.45%	0.45%	0.45%	0.45%	0.45%
Dividend expense and security borrowing fees for securities sold short	0.05%	0.05%	0.05%	0.05%	0.05%
Total annual Fund operating expenses	4.90%	5.65%	5.15%	4.64%	4.65%
Fee waiver and/or expense reimbursement[2]	-2.65%	-2.65%	-2.65%	-2.65%	-2.65%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	2.25%	3.00%	2.50%	1.99%	2.00%

1. Other expenses are based on estimated amounts for the current fiscal year.

2. The investment manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee to be paid by a Cayman Islands-based company that is wholly-owned by the Fund (Subsidiary). The waiver may not be terminated and will remain in effect for as long as the investment manager’s contract with the Subsidiary is in place. Additionally, the investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees; acquired fund fees and expenses; expenses related to securities sold short; and certain non-routine expenses) for each class of the Fund do not exceed (and could be less than) 1.95% until September 30, 2017. In addition, the transfer agent has contractually agreed to waive or limit its transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that Class do not exceed 0.01% until September 30, 2017. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management as described above for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$ 790	$ 1,740
Class C	$ 403	$ 1,448
Class R	$ 253	$ 1,307
Class R6	$ 202	$ 1,161
Advisor Class	$ 203	$ 1,164
If you do not sell your shares:
Class C	$ 303	$ 1,448

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies

The Fund seeks capital appreciation over a full market cycle. A full market cycle is a period of time that spans a full business and economic cycle, which may include periods of rising and declining interest rates. The Fund seeks to achieve this goal by allocating its assets across global macro-focused investment strategies, which are "non-traditional" or "alternative" strategies that generally focus on macro-economic opportunities across numerous markets and investments. Macro-economic refers to economy-wide factors such as changes in unemployment, national income, rate of growth, gross domestic product, inflation and price levels. Investments may be long or short and are based on the relative value or direction of a market, an index, a currency, an interest rate, a commodity or any macroeconomic variable. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The Fund is structured as a multi-manager fund (meaning the Fund's assets are managed by multiple investment advisors) and the Fund’s investment manager, K2/D&S Management Co., L.L.C. ("K2 Advisors" or the “Investment Manager”), has overall responsibility for the Fund’s investments. The Investment Manager principally allocates the Fund’s assets among multiple sub-advisors who, as of the date of this prospectus, are unaffiliated with K2 Advisors and who are implementing one or more global macro strategies ("Sub-Advisors"). The Investment Manager is responsible for allocating and re-allocating the Fund’s assets among the Sub-Advisors and/or any investments in which the Fund may invest and for cash management. The Investment Manager’s quantitative and qualitative oversight of the Fund’s investment program aims to allocate assets among various strategies and select Sub-Advisors and/or investments that it believes are well-positioned to take advantage of investment opportunities while preserving capital.

In order to achieve the Fund’s investment goal, the Sub-Advisors use macroeconomic data, markets data, and/or their knowledge of the geopolitical landscape (i.e., knowledge of current events and conditions and the impact such events and conditions may have on financial markets and various trading strategies), which are central to the global macro investment process. Global macro strategies are broadly categorized into two categories – discretionary (seeking to profit by tactically investing across different asset classes, markets, including emerging markets, and investment opportunities through a combination of fundamental market analysis and quantitative modeling) and systematic (seeking to profit by utilizing quantitative models to identify investment opportunities across different asset classes and markets in order to construct a portfolio of investments). Quantitative trading models are proprietary systems that rely on mathematical computations to identify trading opportunities. Sub-Advisors may use strategies which include a combination of discretionary and systematic focused strategies.

The Fund’s principal investments include both U.S. and foreign (including emerging markets) securities and exchange traded and over-the-counter (“OTC”) derivative instruments, and may include asset classes such as equities, fixed income, interest rates, currencies or commodities. The Fund invests primarily in a wide range of derivative instruments that provide the Fund with broad exposure, either long or short, to these various asset classes. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price. The Fund may use derivatives for both hedging and non-hedging (investment) purposes, although no Sub-Advisor is required to hedge any of the Fund’s positions or to use derivatives. When used for hedging purposes, a derivative instrument could be used to protect against possible declines in a security’s or other investment’s value. In addition, derivatives may be used for currency management to hedge exposure to one or more currencies.

The Sub-Advisors will use a variety of derivatives to implement their respective investment strategies, which may include: (i) futures contracts, including equity index futures, currency and currency index futures, interest rate/bond futures and commodity and commodity index futures, and options thereon; (ii) swaps, including commodity total return swaps, interest rate swaps and credit default swaps, and options thereon; (iii) currency forward contracts; and (iv) options, including call options and put options on indices, individual securities and exchange-traded funds. As a result of the Fund's use of derivatives, the Fund may have economic leverage, which means the sum of the Fund's investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time.

In addition, K2 Advisors may utilize derivatives in connection with its conditional risk overlay strategy intended to hedge against undesirable portfolio sensitivities or against negative market events (CRO Strategy).

The Fund intends to hold its commodity-linked derivative instruments indirectly through a wholly-owned subsidiary established in the Cayman Islands (the “Subsidiary”).

The securities in which the Fund may invest include equities and various debt instruments, such as securities of the U.S. government, its agencies and instrumentalities and sovereign, quasi-sovereign and corporate bonds. Such debt instruments may have variable or fixed interest rates, may be of any maturity, duration or credit rating and may include high yield (“junk”) bonds and distressed debt securities (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy). The Fund also may, from time to time, hold significant amounts of cash or cash equivalents due to its investments in derivative instruments. The Fund may engage in active and frequent trading as part of its investment strategies. The Investment Manager and/or the Sub-Advisors will sell a security or enter into or close out of a derivative position when they believe it is appropriate to do so, regardless of how long the Fund has held the instrument, which may cause the Fund’s turnover rate to exceed 100% per year.

The Investment Manager allocates among the Fund's strategies using a top-down approach, generating the Fund’s strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, and availability of various Sub-Advisors and other investment options, among other things. The Investment Manager allocates the Fund’s assets to specific Sub-Advisors utilizing a bottom-up approach, selecting Sub-Advisors and their weighting within the Fund’s portfolio by taking into account their correlation to various markets and to each other, risk profiles and their return expectations. From time to time, the Fund may have little or no assets allocated to any one particular Sub-Advisor or strategy in light of economic or other conditions, as determined by the Investment Manager in its sole discretion.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Management and Asset Allocation   The Fund is actively managed and could experience losses if the Investment Manager’s or Sub-Advisors’ judgment about markets, future volatility, interest rates, industries, sectors and regions or the attractiveness, relative values, liquidity, effectiveness or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. The Investment Manager’s allocation of Fund assets among different global macro strategies, Sub-Advisors and direct investments may not prove beneficial in light of subsequent market events. There can be no guarantee that these techniques or the Investment Manager’s or Sub-Advisors’ investment decisions will produce the desired results.

Use of Leverage   Subject to federal asset segregation rules, the Sub-Advisors generally use leverage as part of their respective investment strategies. This will result in the Fund’s market exposure being higher than its net asset value. The Fund will generally gain leverage through derivative instruments that have embedded leverage. For example, the low margin deposits normally required in futures trading permit a high degree of leverage. Accordingly, a relatively small price movement in an underlying reference asset to a derivatives instrument may result in immediate and substantial loss or gain to the Fund.

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, index or other reference asset, and derivative instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the Investment Manager’s or Sub-Advisors’ ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the Investment Manager or Sub-Advisor is not successful in using such derivative instruments, the Fund’s performance may be worse than if the Investment Manager or Sub-Advisor did not use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of the underlying instrument or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Recently, the SEC proposed a new rule designed to modernize the regulation of derivatives usage by registered funds that could have a significant impact on the manner in which certain registered funds that invest in derivative instruments, including the Fund, operate. If this new rule is adopted as proposed, it may compel the Fund to change its investment strategy, make the Fund’s investment strategy more costly to implement or otherwise negatively affect the Fund’s performance/make the Fund’s investment strategy less successful, or require the Fund to cease operating as a registered investment company. The likelihood of these events, or the impact of potential future regulation, is currently not predictable.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Liquidity   From time to time, the trading market for a particular security or instrument or type of security or instrument in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security. Market prices for such securities may be volatile.

Credit   An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Reliance on Trading Models   The trading models used by the Sub-Advisors implementing systematic strategies to support the investment decisions have been tested on historical price data. These models are based on the assumption that price movements in most markets display very similar patterns. There is the risk that market behavior will change and that the patterns upon which the forecasts in the models are based will weaken or disappear, which would reduce the ability of the models to generate an excess return. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without the Sub-Advisors recognizing that fact before substantial losses are incurred. Successful operation of a model is also reliant upon the information technology systems of the respective Sub-Advisor and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. There can be no assurance that the Sub-Advisors will be successful in maintaining effective and operational trading models and the related hardware and software systems.

High-Yield Debt Securities   Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Emerging Market Countries   The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In general, securities with longer maturities or durations are more sensitive to these interest rate changes.

Commodities   The Fund's exposure to investments in physical commodities presents unique risks. Investing in physical commodities, including through commodity-linked derivative instruments such as commodity-linked total return swaps, commodity-linked futures, and options thereon, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; and monetary and other governmental policies, action and inaction. The current or "spot" prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity.

Portfolio Turnover   The Investment Manager and/or the Sub-Advisors will sell a security or enter into or close out of a derivative position when they believe it is appropriate to do so, regardless of how long the Fund has held the instrument. These activities increase the Fund’s portfolio turnover and may increase the Fund’s transaction costs, which are Fund expenses. Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account. Higher transaction costs reduce the Fund’s returns.

Currency Management Strategies   Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager or Sub-Advisor expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Multi-Manager Approach   The Fund’s performance depends on the skill of the Investment Manager in selecting, overseeing, and allocating Fund assets to the Sub-Advisors. The Sub-Advisors’ investment styles may not always be complementary. Sub-Advisors make investment decisions independently of one another, and may make decisions that conflict with each other. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those securities and the overall market environment. The Sub-Advisors may underperform the market generally or underperform other investment managers that could have been selected for the Fund.

Some Sub-Advisors may have little or no experience managing the assets of a registered investment company which, unlike the private investment funds these Sub-Advisors have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Short Sales   There are certain unique risks associated with the use of short sales strategies. Short sales involve the risk that the Fund will incur a loss by buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender required the Fund to deliver the securities the Fund had borrowed at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. Short selling involves a form of financial leverage that may exaggerate any losses realized by the Fund. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. It is possible that the Fund’s securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Also, engaging in short sales strategies subjects the Fund to additional credit risk if a party to the short sale fails to honor its contractual terms, causing a loss to the Fund.

Performance

Because the Fund is new, it has no performance history. Once the Fund has commenced operations, you can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Investment Manager

K2/D&S Management Co., L.L.C. (doing business as K2 Advisors)

Portfolio Managers

Robert Christian   Senior Managing Director, Head of Research of K2 Advisors and portfolio manager of the Fund since inception (July 2016).

Brooks Ritchey   Senior Managing Director, Head of Portfolio Construction of K2 Advisors and portfolio manager of the Fund since inception (July 2016).

Anthony Zanolla, CFA   Senior Vice President/Portfolio Construction of K2 Advisors and portfolio manager of the Fund since inception (July 2016).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin K2 Global Macro Opportunities Fund

Investment Company Act file #811-22641
© 2016 Franklin Templeton Investments. All rights reserved.
973 PSUM 07/16	00169877